PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT (this "Agreement") is made as of the 16th day of July, 1999, by and between XCL-Acquisitions, Inc. ("Acquisitions"), Construction Specialists d/b/a Con-Spec, Inc. ("Con-Spec") and The Estate of J. Edgar Monroe (the "Estate").

                            Recitals

     WHEREAS, pursuant to that certain Notarial Act of Transfer and Assignment of Partial Undivided Interest in Non-Negotiable Promissory Notes, Related Rights and Collateral and Security Documents and Delivery of Possession of Non-Negotiable Promissory Notes dated as of July 16, 1999, Con-Spec and the Estate purchased from Acquisitions a 55% undivided partial interest in the notes described on Exhibit A attached hereto (the "Notes"), which evidence a loan to L.M. Holding Associates, L.P., a Louisiana Partnership in Commendam (the "Loan"), and the collateral securing the Notes (the "Loan Documents").

     WHEREAS, following the purchase of an undivided partial interest in the Notes, the parties' percentage interests in the Notes and the Loan Documents are as set forth on Exhibit B attached hereto (the "Participation Percentage").

     WHEREAS, Acquisitions may sell certain other interests in the Notes and Loan Documents in accordance with the terms of that certain letter agreement between XCL Ltd., Con-Spec and the Estate dated as of July 16, 1999 (the "Letter Agreement") (Con-Spec and the Estate and any other persons or entities who purchase interests in the Notes and Loan Documents in accordance with the terms of the Letter Agreement are sometimes collectively referred to herein as "Assignees").

     WHEREAS, the parties hereto wish to provide for certain terms and conditions pursuant to which they hold their Participation Percentage in the Notes and the Loan Documents and pursuant to which other persons or entities who purchase interests in the Notes and the Loan Documents in accordance with the terms of the Letter Agreement may hold their interests, including their agreement that the Assignees will be paid their portion of the Notes prior to any payment to Acquisitions and that Con-Spec shall hold the Notes and manage and control the Loan for itself and the other parties hereto.

     AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Section 1. Con-Spec To Hold the Notes. Con-Spec shall hold the Notes and collect all payments due thereon for the benefit of the Assignees and, once the Assignees have been paid in full for the portion of the Notes owned by them and until Con-Spec delivers the Notes to Acquisitions, for the benefit of Acquisitions.

     Section 2. Payments on the Notes. Any payments of principal and/or interest on the Notes shall be paid first to the Assignees in proportion to their Participation Percentage until they have been paid in full for the portion of the Notes owned by them and then to Acquisitions. If Acquisitions receives payments of principal and/or interest on the Notes before Assignees have been paid the portion of the Notes owned by them in full, it shall promptly remit such payments to Con-Spec until the Assignees have been paid in full for the portion of the Notes owned by them, and all such funds shall constitute a trust for the benefit of the Assignees hereto until they are properly remitted. In the event that Acquisitions is required for any reason to refund or repay the maker of the Notes or any other person not a party hereto all or any portion of any principal, interest or other payment which was remitted by Acquisitions to the Assignees pursuant to this Agreement, Assignees hereto shall immediately remit to Acquisitions, on demand, their pro rata share of all amounts which were required to be so refunded or repaid. Once the Assignees have been paid in full the principal amount of the Notes represented by their Participation Percentage, late charges, attorney fees and costs and accrued interest thereon, all further payments shall be owed to Acquisitions, and any Assignee who receives such payments shall promptly remit them to Acquisitions.

     Section 3. Management. (a) Being vested with the right of management and control of the Loan, Con-Spec will handle all transactions under the Notes and the Loan Documents. Con-Spec shall not be liable to the other parties hereto for any action taken or omitted by it in connection with the Notes or the Loan Documents, except for losses sustained by the other parties hereto as a result of Con-Spec's intentional and malicious conduct. Without limitation of the foregoing, Con-Spec (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such expert; and (ii) shall incur no liability under or with respect of any of the Notes or the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, facsimile or telex) thought to be signed or sent by the proper party or parties, which shall be presumed to be genuine. In connection therewith, Con-Spec's has no duty to determine or to inquire into any happening, occurrence, performance, or failure of performance of any party with respect to any agreements or arrangements between or among the parties hereto or to any other party; to have any affirmative duty to investigate whether the individual who purports to have the authority to act on behalf of any person or entity or to be liable for any failure of any bank or financial institution in which any portion of the funds collected by Con-Spec is deposited into by it. All losses, if any ultimately are incurred in connection with the administration and satisfaction of the Notes shall be borne by the parties on a pro rata basis in accordance with their respective Participation Percentage. Con-Spec will endeavor to collect all payments due by the maker of the Notes under the Notes. In connection therewith, Con-Spec may in its sole and absolute discretion release or substitute collateral, give or withhold waivers, consents, extensions, or compromises in connection with the Notes and the Loan Documents, amend or refuse to amend the Loan Documents, and take or refrain from taking action in connection with the making, handling, collecting, realizing upon, or enforcing the Notes and/or the Loan Documents, except that Con-Spec shall not increase the principal amount of the Loan without the consent of all the parties hereto. The Assignees and Acquisitions shall have the right to inspect Con-Spec's records with respect to all transactions under the Loan Documents upon advance notice and at reasonable intervals during Con-Spec's regular business hours.

     (b) Unless otherwise specifically provided for in this Agreement or in any amendment thereto, all costs of administering and managing the Notes and the Loan Documents shall be borne by the parties hereto on a proportionate basis in accordance with their respective Participation Percentages. Con-Spec shall not charge any fee to the other parties hereto for managing and controlling the Loan.

     (c) Neither Con-Spec nor any of its officers, directors, employees, or agents shall be liable to the other parties hereto for any action lawfully taken or any failure to act by it or them or any error in judgment with respect to any transactions relating to the Notes or the Loan Documents except for its or their intentional and/or malicious omissions, or commissions and any amounts due as a result thereof shall be borne by the parties hereto on a proportionate basis in accordance with their respective Participation Percentages. The parties hereto will indemnify Con-Spec and hold Con-Spec harmless on a proportionate basis in accordance with their respective Participation Percentages for any losses or costs which are to be borne by the parties hereto on a proportionate basis in accordance with their respective Participation Percentages. Notwithstanding anything to the contrary herein, except for intentional and/or malicious omissions or commissions by Con-Spec, all the parties hereto convenant they will not commence any action against Con-Spec as a result of any such omission or action taken by it pursuant to this Agreement. If Con-Spec becomes a party to any controversy or legal action, the parties hereto agree to indemnify and hold Con-Spec harmless from and against any and all liability in connection with such controversy or legal action and to pay Con-Spec all costs, charges, expenses, actual damages and attorneys fees which it may incur in connection therewith in proportions to their interest in the Loan.

     (d) Con-Spec's control and management of the Loan shall terminate (i) automatically upon the bankruptcy or liquidation of Con-Spec, or (ii) at the election of the majority of the Assignees hereto and the appointment by such parties of another person or entity to control and manage the Loan, which person or entity shall thereafter have all of the rights and responsibilities that Con-Spec had pursuant to this Agreement prior to such termination, and Con-Spec shall have only the rights and responsibilities which the other Assignees had prior to such termination, or (iii) upon payment in full to the Assignees of the principal amount of the Notes represented by their Participation Percentage, attorneys fees, costs and late charges and accrued interest thereon, at which time the Notes shall be delivered to Acquisitions and this Agreement shall terminate, or (iv) if Con-Spec elects to terminate its management and control of the Loan and provides the other parties hereto with written notice of such termination 30 days prior to the effective date of such termination (following which the other Assignees may appoint another person or entity to manage and control the Loan, or, if the Assignees cannot agree upon a person or entity who is willing to manage and control the Loan before the effective date of Con-Spec's termination, Acquisitions shall manage and control the Loan and Con-Spec shall deliver the Notes, Loan Documentation, records of payment and any other documents or information in its possession as a result of managing and controlling the Loan to its successor for that purpose).

     Section 4. Collection of the Notes. If the Notes are placed in the hands of an attorney for collection or to take other appropriate proceedings to enforce the Notes or the Loan Documents, all payments thereafter received by Con-Spec or the other parties hereto in connection with the Notes or the Loan Documents shall be applied (i) first, to all costs and expenses of any nature whatsoever incurred for the maintenance, preservation, defense, protection, sale, other disposition, collection, and enforcement of the Notes, the Loan Documents and any collateral for the Notes, including, without limitation, attorneys' fees, expenses, and disbursements and court costs and
(ii) second, to accrued and unpaid interest and principal on the Notes. Acquisitions agrees to execute all additional documents, instruments and agreements that Con-Spec, its successors or assigns may reasonably deem to be necessary to effectuate the intent of this Agreement. If Con-Spec, its successors or assigns so requests, Acquisitions will appoint such person as its true and lawful attorney-in-fact, irrevocably, with full power of substitution, to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable under the Notes and to file any claim or claims or to take any action or institute or take part in any proceedings which in the reasonable discretion of Agent seem necessary or advisable to effectuate the foregoing.

     Section 5. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by a party hereto to or on another party hereto shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses is given in writing pursuant to this provision) as follows:

          If to Con-Spec:

               Construction Specialists d/b/a Con-Spec, Inc.
               901 Airport Blvd.
               Suite 705
               Houston, TX  77061
               Attn:  Mr. Patrick A. Tesson

          If to the Estate:

               The Estate of J. Edgar Monroe
               c/o Mr. Robert J. Monroe, Executor
               228 St. Charles Ave.
               Suite 1402
               New Orleans, LA  70130

          If to Acquisitions:

               XCL-Acquisitions, Inc.
               110 Rue Jean Lafitte
               Second Floor
               Lafayette, LA  70505
               Attn:  Mr. Benjamin B. Blanchet

     Section 6. Representations and Warranties of Acquisitions.

     (a) Acquisitions is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own the Notes, and to transfer an undivided interest in and to the Note and the right to manage and control the Loan and to conduct the business in which it is currently engaged.

     (b) Acquisitions is not required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any governmental authority or any other person, other than those that have been made or obtained, in connection with the execution and delivery of this Agreement.

     (c) This Agreement has been duly executed and delivered on behalf of Acquisitions, and this Agreement constitutes a legal, valid and binding obligation of Acquisitions, enforceable against Acquisitions in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

     Section 7. Miscellaneous. Neither the execution of this Agreement nor the sharing in the ownership of the Notes is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture between the parties hereto, or the creation of an agency relationship. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. Additional Assignees may be added to this Agreement by the attachment to this Agreement of a revised Exhibit B listing such Assignees and showing their Participation Percentage. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. This Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the day and year first written above.

WITNESSES:                         XCL-ACQUISITIONS, INC.


_________________________          By:___________________________________
Name:____________________          Name:______________________________
       (Please Print)              Title:_______________________________

_________________________
Name:____________________
        (Please Print)
                              CONSTRUCTION SPECIALISTS, INC.
                              d/b/a  CON-SPEC, INC.

_________________________      By:________________________________________
Name:____________________                Patrick A. Tesson
        (Please Print)                     President

_________________________
Name:____________________
      (Please Print)
                              THE ESTATE OF J. EDGAR MONROE

_________________________     By:________________________________________
Name:____________________                Robert J. Monroe
        (Please Print)                     Executor
_________________________
Name:____________________
      (Please Print)